SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

          74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosure.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued three press releases dated February 6, 2003 announcing (1) the offering of Convertible Senior Notes and a new common stock dividend policy (see exhibit 99.1), (2) the pricing of $500 million of 7% Convertible Senior Notes Due 2011 (see exhibit 99.2), and (3) a new cash dividend policy on common stock (see exhibit 99.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  February 6, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99.1    Press release dated February 6, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Announces – Offering of $350 Million of Convertible Senior Notes – New Common Stock Dividend Policy.”

99.2    Press release dated February 6, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Prices $500 Million of 7% Convertible Senior Notes Due 2011.”

99.3    Press release dated February 6, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Announces New Cash Dividend Policy on Common Stock.”